CRM Mutual Fund Trust (the “Trust”)

CRM SMALL CAP VALUE FUND

CRM SMALL/MID CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM LARGE CAP OPPORTUNITY FUND

CRM ALL CAP VALUE FUND

CRM GLOBAL OPPORTUNITY FUND

CRM INTERNATIONAL OPPORTUNITY FUND

(each a “Fund,” collectively the “Funds”)

Institutional and Investor Shares

Supplement Dated June 30, 2010

to the Prospectus and Statement of Additional Information

Dated October 28, 2009

Capitalized terms used without definition below have the meanings given to them in the Prospectus and Statement of Additional Information. This document should be read together with the Prospectus and Statement of Additional Information.

ALL FUNDS

Effective July 1, 2010, ALPS Distributors, Inc. became the Funds’ distributor, and PFPC Distributors, Inc. ceased serving as the Funds’ distributor. Accordingly, all references to PFPC Distributors, Inc. in the Prospectus and Statement of Additional Information are deleted and replaced with ALPS Distributors, Inc. and the defined term the “Distributor” now references ALPS Distributors, Inc.

Also effective July 1, 2010, all of the stock of PNC Global Investment Servicing, Inc. was sold to The Bank of New York Mellon Corporation (the “Stock Sale”). The Stock Sale included PNC Global Investment Servicing (US) Inc., the Funds’ administrator, accounting agent, transfer agent, and dividend paying agent, and PFPC Trust Company, the Funds’ custodian. The name of PNC Global Investment Servicing (US) Inc. has changed to BNY Mellon Investment Servicing (US) Inc. Accordingly, all references to PNC Global Investment Servicing, Inc. and all references to PNC Global Investment Servicing (US) Inc. in the Prospectus and Statement of Additional Information are replaced with BNY Mellon Investment Servicing (US) Inc. The name of PFPC Trust Company will not change until a later date.

CRM LARGE CAP OPPORTUNITY FUND

Effective June 30, 2010, Cramer Rosenthal McGlynn, LLC (“CRM” or the “Adviser”) has reduced its contractual expense cap on the Institutional Shares for CRM Large Cap Opportunity Fund from 1.25% to 0.90% and from 1.50% to 1.15% for Investor Shares. Therefore, the Adviser has a contractual obligation to waive a portion of its fees through November 1, 2011 for the CRM Large Cap Opportunity Fund and to assume certain expenses of the Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 0.90% of average daily net assets for Institutional Shares and 1.15% for Investor Shares.

Accordingly, the Fee Table and Expense Example with respect to CRM Large Cap Opportunity Fund on page 20 of the Prospectus is hereby replaced by the following Fee Table and Expense Example:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fee	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.44%	0.44%
Total Other Expenses	0.69%	0.44%
Total Annual Fund Operating Expenses(1)	1.44%	1.19%
Fee Waiver and Expense Reimbursement(1)	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.15%	0.90%

(1)

The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.15% and 0.90% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2011. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$117	$427	$759	$1,699
Institutional Shares	$92	$349	$626	$1,417

Additionally, the third paragraph on page 30 of the SAI is replaced with the following:

CRM has a contractual obligation to waive a portion of its fees for each of the Small Cap Value Fund, Mid Cap Value Fund, the All Cap Value Fund, the Global Opportunity Fund, the International Opportunity Fund and the Small/Mid Cap Value Fund, and assume certain expenses of each Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.25% of the average daily net assets of the Institutional Shares and 1.50% of the average daily net assets of the Investor Shares. The expense limitations with respect to such Funds are in effect until November 1, 2010. CRM has a contractual obligation to waive a portion of its fees for the Large Cap Opportunity Fund and assume certain expenses of the Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 0.90% of the average daily net assets of the Institutional Shares and 1.15% of the average daily net assets of the Investor Shares. The expense limitations with respect to Large Cap Opportunity Fund are in effect until November 1, 2011. Prior to the dates noted above, the arrangements may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Fund.